FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “ Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	2,625	573,631,652.98	100.00	6.894	622	77.82

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	6	1,490,523.41	0.26	4.995	653	72.90
5.001 - 5.500	91	25,901,512.74	4.52	5.376	647	73.46
5.501 - 6.000	423	113,693,989.62	19.82	5.891	638	72.61
6.001 - 6.500	432	113,580,329.59	19.80	6.322	628	74.87
6.501 - 7.000	553	132,914,996.86	23.17	6.836	621	78.18
7.001 - 7.500	279	65,168,378.02	11.36	7.301	617	82.97
7.501 - 8.000	271	55,519,668.58	9.68	7.819	610	84.33
8.001 - 8.500	110	19,859,217.22	3.46	8.290	581	78.86
8.501 - 9.000	118	17,359,083.09	3.03	8.829	579	81.19
9.001 - 9.500	69	7,395,122.39	1.29	9.292	571	80.62
9.501 - 10.000	107	9,119,908.30	1.59	9.843	598	85.90
10.001 - 10.500	60	4,717,092.52	0.82	10.284	598	87.71
10.501 - 11.000	67	4,250,087.87	0.74	10.799	615	93.08
11.001 - 11.500	23	1,480,856.73	0.26	11.317	617	91.41
11.501 - 12.000	13	971,366.13	0.17	11.872	577	80.21
12.001 - 12.500	3	209,519.91	0.04	12.226	524	67.99

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

Min: 4.990
Max: 12.500
Weighted Average: 6.894

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	137	5,057,642.95	0.88	9.934	648	95.59
50,000.01 - 100,000.00	375	28,472,600.98	4.96	8.493	615	82.21
100,000.01 - 150,000.00	428	54,036,925.75	9.42	7.361	609	76.40
150,000.01 - 200,000.00	391	69,118,754.00	12.05	6.967	609	76.39
200,000.01 - 250,000.00	333	75,124,339.92	13.10	6.766	613	76.33
250,000.01 - 300,000.00	348	95,587,175.88	16.66	6.683	620	77.33
300,000.01 - 350,000.00	203	65,812,092.44	11.47	6.654	626	77.35
350,000.01 - 400,000.00	169	63,321,279.92	11.04	6.663	634	79.66
400,000.01 - 450,000.00	107	45,519,086.29	7.94	6.517	626	78.11
450,000.01 - 500,000.00	71	34,007,251.98	5.93	6.652	639	79.75
500,000.01 - 550,000.00	27	14,332,888.39	2.50	6.878	643	79.51
550,000.01 - 600,000.00	18	10,358,168.91	1.81	6.565	635	77.00
600,000.01 - 650,000.00	12	7,599,618.51	1.32	6.715	616	81.36
650,000.01 - 700,000.00	1	696,304.80	0.12	5.990	586	69.70
700,000.01 - 750,000.00	1	739,894.38	0.13	5.900	632	80.00
850,000.01 - 900,000.00	1	870,942.00	0.15	5.640	744	68.04
950,000.01 - 1,000,000.00	3	2,976,685.88	0.52	7.527	618	53.35

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

Min: $24,939.24
Max: $1,000,000.00
Average: $218,526.34

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,118	243,669,030.87	42.48	7.123	598	78.43
ARM 2/28 — IO	517	156,439,876.34	27.27	6.404	645	77.50
Fixed 30 yr	374	77,128,918.99	13.45	6.655	626	72.21
ARM 1/29	79	21,544,026.28	3.76	6.858	614	81.32
ARM 3/27	96	17,042,968.21	2.97	7.297	626	78.07
ARM 3/27 — IO	56	16,403,875.65	2.86	6.289	659	77.86
Balloon 30/15	183	11,721,270.95	2.04	9.957	665	99.85
Fixed 30 yr — IO	33	9,830,976.33	1.71	6.309	668	72.09
ARM 5/25	30	7,531,204.77	1.31	6.366	629	74.21
Fixed 20 yr	102	6,481,973.67	1.13	9.347	646	91.78
6 Month ARM	13	3,769,121.86	0.66	7.004	638	84.55
Fixed 15 yr	18	1,532,126.60	0.27	7.354	635	63.15
Fixed 10 yr	4	310,611.37	0.05	7.088	597	61.00
Fixed 25 yr	1	165,671.09	0.03	6.290	642	70.00
Fixed 15 yr — IO	1	60,000.00	0.01	7.440	713	9.23

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,909	466,400,103.98	81.31	6.833	618	78.20
Balloon	183	11,721,270.95	2.04	9.957	665	99.85
Fixed	533	95,510,278.05	16.65	6.814	632	73.30

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	73	15,328,716.15	2.67	7.014	630	73.03
2	411	94,742,639.05	16.52	6.994	632	73.80
3	580	106,677,901.87	18.60	7.272	629	80.13
4	388	83,874,662.02	14.62	6.855	631	81.08
5	934	213,936,209.03	37.30	6.801	613	77.05
6	159	37,981,982.27	6.62	6.634	605	80.33
7	63	16,794,482.89	2.93	6.054	609	78.68
8	16	4,097,659.54	0.71	5.877	607	76.17
9	1	197,400.16	0.03	5.240	607	70.00

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

Min: 1
Max: 9
Weighted Average: 4

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	2,346	556,817,841.58	97.07	6.799	620	77.16
2	279	16,813,811.40	2.93	10.043	659	99.84

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.01 - 10.00	1	60,000.00	0.01	7.440	713	9.23
10.01 - 15.00	1	39,673.22	0.01	6.200	781	11.03
15.01 - 20.00	2	202,336.17	0.04	7.592	566	18.17
20.01 - 25.00	5	426,918.88	0.07	6.366	677	23.11
25.01 - 30.00	4	359,179.70	0.06	6.727	638	26.74
30.01 - 35.00	8	1,105,252.59	0.19	6.506	630	31.51
35.01 - 40.00	12	1,336,444.48	0.23	6.941	611	38.00
40.01 - 45.00	32	5,940,921.34	1.04	6.826	613	43.18
45.01 - 50.00	35	7,463,579.59	1.30	6.537	607	48.05
50.01 - 55.00	54	11,438,775.43	1.99	6.587	609	53.08
55.01 - 60.00	65	14,631,631.34	2.55	6.745	601	58.20
60.01 - 65.00	165	39,601,350.34	6.90	6.850	590	62.95
65.01 - 70.00	220	53,345,865.77	9.30	6.784	596	68.73
70.01 - 75.00	278	66,748,423.02	11.64	6.647	603	73.98
75.01 - 80.00	978	236,631,870.89	41.25	6.553	627	79.55
80.01 - 85.00	105	24,259,520.73	4.23	7.229	599	84.45
85.01 - 90.00	71	17,185,511.40	3.00	7.236	608	89.35
90.01 - 95.00	249	63,036,210.26	10.99	7.475	661	94.78
95.01 - 100.00	340	29,818,187.83	5.20	9.019	674	99.90

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

Min: 9.23
Max: 100.00
Weighted Average: 77.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	28	4,602,688.05	0.80	9.684	487	64.19
500 - 524	168	32,121,131.78	5.60	7.925	511	71.84
525 - 549	144	30,687,741.15	5.35	7.650	535	71.07
550 - 574	216	47,388,771.46	8.26	7.051	561	75.24
575 - 599	346	76,831,125.65	13.39	6.599	587	73.75
600 - 624	503	114,240,909.96	19.92	6.720	613	77.02
625 - 649	457	98,996,882.89	17.26	6.778	637	80.16
650 - 674	327	64,834,779.51	11.30	6.881	661	81.95
675 - 699	197	45,582,537.23	7.95	6.861	686	83.96
700 - 724	126	31,002,719.95	5.40	6.467	711	81.84
725 - 749	52	13,045,577.58	2.27	6.515	736	81.38
750 - 774	45	11,228,416.48	1.96	6.801	761	81.47
775 - 799	13	2,672,221.56	0.47	6.631	782	80.15
800 - 824	3	396,149.73	0.07	6.227	809	61.35

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

Min: 475
Max: 813
NZ Weighted Average: 622

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	1,747	407,668,080.02	71.07	6.843	611	75.64
Purchase	681	125,639,592.97	21.90	7.097	658	85.20
Rate/Term Refinance	197	40,323,979.99	7.03	6.780	613	76.92

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,930	408,321,905.17	71.18	6.888	618	77.80
PUD	207	51,013,845.33	8.89	6.706	628	78.09
Duplex	185	47,626,612.73	8.30	6.890	631	76.76
Condo	175	34,185,378.96	5.96	6.981	639	81.08
3-4 Family	50	17,395,659.17	3.03	7.140	620	71.34
Townhouse	72	13,801,846.62	2.41	7.226	619	81.87
Manufactured	6	1,286,405.00	0.22	7.253	595	71.89

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	1,552	317,109,130.79	55.28	6.706	606	75.24
Stated	957	228,421,340.19	39.82	7.175	644	81.74
Limited	64	16,517,697.29	2.88	6.797	576	71.86
12 mo. Bank Statements	45	9,274,074.28	1.62	6.662	672	79.88
24 mo. Bank Statements	7	2,309,410.43	0.40	6.527	623	80.02

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	2,484	545,802,494.67	95.15	6.866	621	77.99
Non-Owner Occupied	139	27,315,376.93	4.76	7.462	626	75.00
Second Home	2	513,781.38	0.09	6.886	573	56.83

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	5	433,850.96	0.08	9.453	546	83.54
Alaska	1	158,339.38	0.03	6.990	563	69.74
Arizona	34	6,022,535.06	1.05	7.031	623	78.11
Arkansas	1	155,331.60	0.03	6.990	577	79.19
California	1,113	297,233,579.89	51.82	6.626	624	75.69
Colorado	9	1,241,682.67	0.22	6.510	630	77.31
Connecticut	36	6,682,254.00	1.16	7.160	619	81.47
Delaware	1	237,085.06	0.04	6.490	609	70.00
District of Columbia	7	1,876,629.80	0.33	7.649	608	77.29
Florida	253	39,839,762.63	6.95	7.125	622	79.02
Georgia	62	7,512,781.31	1.31	7.592	616	83.65
Hawaii	5	1,512,828.23	0.26	6.348	656	76.38
Idaho	2	283,962.04	0.05	6.779	707	81.77
Illinois	302	58,531,518.92	10.20	7.204	627	81.99
Indiana	16	1,217,311.66	0.21	8.195	601	86.88
Iowa	6	986,229.47	0.17	7.719	691	87.69
Kansas	2	374,880.37	0.07	7.938	625	79.50
Kentucky	6	550,838.27	0.10	7.759	638	83.19
Louisiana	18	1,378,020.43	0.24	7.939	611	83.67
Maine	4	670,494.59	0.12	6.990	619	81.28
Maryland	92	21,893,405.96	3.82	7.182	603	77.78
Massachusetts	32	7,440,629.88	1.30	7.258	627	80.09
Michigan	66	8,470,705.53	1.48	7.618	610	84.32
Minnesota	32	5,837,601.57	1.02	6.956	610	80.91
Mississippi	4	426,277.70	0.07	7.454	577	75.81
Missouri	17	1,620,872.67	0.28	7.543	644	85.68
Nebraska	1	61,113.44	0.01	9.740	600	85.00
Nevada	48	10,403,104.64	1.81	6.671	615	79.53
New Hampshire	7	1,235,898.33	0.22	7.327	611	75.14
New Jersey	29	7,255,806.36	1.26	7.402	607	76.56
New Mexico	7	806,633.09	0.14	8.213	587	82.53
New York	115	34,831,928.03	6.07	6.932	621	78.96
North Carolina	6	788,166.82	0.14	7.951	587	82.82
Ohio	30	4,238,661.41	0.74	7.182	619	84.81
Oklahoma	1	108,000.00	0.02	6.250	631	80.00
Oregon	4	663,361.76	0.12	6.040	610	71.51
Pennsylvania	41	5,528,207.67	0.96	7.523	589	77.30
Rhode Island	6	1,192,484.42	0.21	7.252	641	88.42
South Carolina	12	1,119,095.49	0.20	7.975	621	82.64
South Dakota	1	93,039.90	0.02	8.190	635	95.00
Tennessee	13	1,543,862.52	0.27	7.720	631	87.67
Texas	17	1,730,995.38	0.30	7.792	609	78.00
Utah	5	926,775.73	0.16	6.136	619	78.76
Virginia	106	21,159,158.87	3.69	7.010	618	79.16
Washington	21	2,779,478.41	0.48	6.967	622	80.97
West Virginia	6	824,517.15	0.14	9.082	558	72.06
Wisconsin	22	3,569,551.54	0.62	8.016	606	77.31
Wyoming	1	182,402.37	0.03	6.750	623	80.00

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	747	151,958,651.76	26.49	7.292	621	80.51
12	189	53,630,170.98	9.35	6.783	627	78.34
24	1,202	264,815,661.62	46.16	6.841	617	77.98
36	485	102,779,065.99	17.92	6.504	632	73.23
60	2	448,102.63	0.08	5.981	603	65.97

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

Loans with Penalty: 73.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	27	5,670,831.58	1.22	7.261	644	82.18
4.501 - 5.000	129	25,561,826.90	5.48	7.099	621	82.54
5.001 - 5.500	15	3,790,711.90	0.81	6.352	627	70.79
5.501 - 6.000	1,158	299,864,161.88	64.29	6.584	632	78.93
6.001 - 6.500	69	12,995,894.34	2.79	7.988	642	89.62
6.501 - 7.000	511	118,516,677.38	25.41	7.274	580	74.21

Total:	1,909	466,400,103.98	100.00	6.833	618	78.20

Min: 4.100
Max: 6.990
Weighted Average (>0): 6.117

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	7	1,699,465.59	0.36	5.117	652	72.54
12.001 - 12.500	90	25,632,401.32	5.50	5.383	645	73.65
12.501 - 13.000	338	92,835,683.77	19.90	5.875	633	73.72
13.001 - 13.500	300	83,203,174.13	17.84	6.323	628	76.93
13.501 - 14.000	435	108,148,784.24	23.19	6.835	620	78.82
14.001 - 14.500	243	59,078,429.64	12.67	7.305	618	83.27
14.501 - 15.000	234	50,625,692.68	10.85	7.817	609	84.94
15.001 - 15.500	86	17,615,817.20	3.78	8.284	576	78.01
15.501 - 16.000	91	15,415,395.67	3.31	8.830	572	80.52
16.001 - 16.500	29	4,648,786.35	1.00	9.296	535	74.41
16.501 - 17.000	26	3,615,676.48	0.78	9.765	518	67.14
17.001 - 17.500	15	1,810,539.40	0.39	10.235	518	71.16
17.501 - 18.000	6	879,675.00	0.19	10.722	497	66.59
18.001 - 18.500	4	437,083.45	0.09	11.208	528	70.93
18.501 - 19.000	3	579,244.41	0.12	11.902	540	66.81
19.001 - 19.500	2	174,254.65	0.04	12.231	509	61.51

Total:	1,909	466,400,103.98	100.00	6.833	618	78.20

Min: 11.990
Max: 19.500
Weighted Average (>0): 13.832

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	6	1,490,523.41	0.32	4.995	653	72.90
5.001 - 5.500	89	25,430,707.01	5.45	5.374	646	73.68
5.501 - 6.000	339	93,044,625.95	19.95	5.875	633	73.71
6.001 - 6.500	300	83,208,371.85	17.84	6.321	628	76.87
6.501 - 7.000	435	108,148,784.24	23.19	6.835	620	78.82
7.001 - 7.500	244	59,274,926.23	12.71	7.305	618	83.31
7.501 - 8.000	233	50,480,522.99	10.82	7.814	609	84.96
8.001 - 8.500	86	17,615,817.20	3.78	8.284	576	78.01
8.501 - 9.000	92	15,560,565.36	3.34	8.829	572	80.52
9.001 - 9.500	29	4,648,786.35	1.00	9.296	535	74.41
9.501 - 10.000	26	3,615,676.48	0.78	9.765	518	67.14
10.001 - 10.500	15	1,810,539.40	0.39	10.235	518	71.16
10.501 - 11.000	6	879,675.00	0.19	10.722	497	66.59
11.001 - 11.500	4	437,083.45	0.09	11.208	528	70.93
11.501 - 12.000	3	579,244.41	0.12	11.902	540	66.81
12.001 - 12.500	2	174,254.65	0.04	12.231	509	61.51

Total:	1,909	466,400,103.98	100.00	6.833	618	78.20

Min: 4.990
Max: 12.500
Weighted Average (>0): 6.833

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	3	550,608.46	0.12	7.152	611	81.56
1.500	10	2,187,354.12	0.47	7.489	597	81.01
2.000	167	48,965,025.38	10.50	6.578	642	79.00
3.000	1,729	414,697,116.02	88.91	6.860	616	78.08

Total:	1,909	466,400,103.98	100.00	6.833	618	78.20

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.886

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	5	932,859.79	0.20	6.670	595	75.85
1.500	103	27,781,145.50	5.96	6.915	616	81.67
2.000	1,801	437,686,098.69	93.84	6.829	619	77.98

Total:	1,909	466,400,103.98	100.00	6.833	618	78.20

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.968

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

No Coverage	2,625	573,631,652.98	100.00	6.894	622	77.82

Total:	2,625	573,631,652.98	100.00	6.894	622	77.82

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.